   As filed with the Securities and Exchange Commission on October 20, 1997

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                            ----------------------

                           SUCCESS BANCSHARES, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                             6712                    #36-3497644
 (STATE OR OTHER JURISDICTION)      (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION     CLASSIFICATION CODE NUMBER     IDENTIFICATION NO.)

                              One Marriott Drive
                         Lincolnshire, Illinois  60069
                                (847) 634-4200

         (Address and Telephone Number of Principal Executive Offices
                       and Principal Place of Business)

                                Saul D. Binder
                     President and Chief Executive Officer
                           Success Bancshares, Inc.
                              One Marriott Drive
                         Lincolnshire, Illinois  60069
                                (847) 634-4200

           (Name, Address and Telephone Number of Agent for Service)

                Please address a copy of all communications to:

          Michael J. Gamsky                            Kurt W. Florian, Jr.
Much Shelist Freed Denenberg Ament Bell &              Lord, Bissell & Brook
           Rubenstein, P.C.                            115 S. LaSalle Street
   200 N. LaSalle Street, Suite 2100                  Chicago, Illinois 60603
       Chicago, Illinois 60601                      Telephone No: (312) 443-1800
     Telephone No: (312) 346-3100                      Fax No: (312) 443-0336
        Fax No: (312) 621-1750

        If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the offering. /X/ 333-32561

                               EXPLANATORY NOTE




      This Post-Effective Amendment No. 1 to Form S-1 Registration Statement (this "AMENDMENT") is being filed pursuant to Rule 462(d) under the Securities Act of 1933 for the sole purpose of filing an exhibit and, accordingly, shall become effective immediately upon filing with the Securities and Exchange Commission ("COMMISSION"). After giving effect to this Amendment, Registration Statement No. 333-32561 (the "REGISTRATION STATEMENT") consists of the Registration Statement as filed with the Commission at the time it became effective on September 19, 1997, as supplemented by this Amendment consisting of the facing page, this Explanatory Note, Part II of this Amendment, a signature page, the Exhibit Index and the exhibit filed herewith.




                                   PART II


                    INFORMATION NOT REQUIRED IN PROSPECTUS




ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.



See Exhibit Index on page E-1 which is incorporated herein by reference.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1993, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned; thereunto duly authorized, in the City of Chicago, State of Illinois, on October 20, 1997.

                                        SUCCESS BANCSHARES, INC.


                                        By:  /s/ Saul D. Binder
                                           -----------------------------------
                                                 Saul D. Binder
                                                 President and Chief Executive
                                                 Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed on October 20, 1997, by the following persons in the capacities indicated.



          SIGNATURES                                    TITLE
          ----------                                    -----

     /s/ Saul D. Binder                                President
     ----------------------------                         and
     Saul D. Binder                             Chief Executive Officer
                                             (Principal Executive Officer)

     /s/ Steven A. Covert                    Executive Vice President and
     ----------------------------               Chief Financial Officer
     Steven A. Covert                          (Principal Financial and
                                                  Accounting Officer)

     /s/ Charles G. Freund*                             Director
     ----------------------------
     Charles G. Freund


     /s/ Avrom Goldfeder*                               Director
     ----------------------------
     Avrom Goldfeder


     /s/ Samuel D. Kahan*                               Director
     ----------------------------
     Samuel D. Kahan


     /s/ Sherwin Koopmans*                              Director
     ----------------------------
     Sherwin Koopmans


     /s/ George M. Ohlhausen*                           Director
     ----------------------------
     George M. Ohlhausen


     /s/ Norman D. Rich*                                Director
     ----------------------------
     Norman D. Rich


*By: /s/ Saul D. Binder
    -----------------------------
         Saul D. Binder
         Attorney-In-Fact



                                EXHIBIT INDEX


Exhibit
Number                       Exhibit Title
-------                      -------------
   1.1                  Form of Agency Agreement.

   1.2*                 Executed Public Offering Acknowledgment.

   3.1                  Second Restated Certificate of Incorporation of the
                        Company.

   3.2                  By-laws of the Company.

   5.1                  Opinion of Much Shelist Freed Denenberg Ament Bell &
                        Rubenstein, P.C.

  10.1                  $8 million Business Loan Agreement between Success
                        Bancshares, Inc. and Cole Taylor Bank.

  10.2                  1995 Success Bancshares, Inc. Employee Stock Option
                        Plan.

  10.3                  Employment Agreement between the Company and Saul D.
                        Binder.

  10.4                  Executive Severance Agreement between the Company and
                        Steven A. Covert.

  10.5 Lease with respect to Lincolnwood branch banking facility (October, 1991).

  10.6 Lease with respect to Lincoln Park branch banking facility (April, 1993).

  10.7 Lease with respect to Northbrook branch banking facility (December, 1994).

  10.8 Lease with respect to Deerfield/Riverwoods branch banking facility (September, 1995).

  11.1                  Statement re: computation of ratios.

  16.1 Letter of Crowe, Chizek and Company LLP re: change in certifying account.

  21.1                  Subsidiaries of the Company.

  23.1                  Consent of McGladrey & Pullen LLP.

  23.2                  Consent of Crowe, Chizek and Company LLP.

  23.3                  Consent of Much Shelist Freed Denenberg Ament Bell &
                        Rubenstein, P.C. (included as part of Exhibit 5.1).

  24.1 Power of Attorney (included on signature page of the Registration Statement on Form S-1).

  27.1                  Financial Data Schedule.

  99.1                  Form of Subscription and Community Offering Stock Order
                        Form and Certificate Form.

  99.2 Mock-up of Company's Web pages relating to marketing of its Common Stock.

-----------------------------
*Exhibit marked with an asterisk is filed herewith. All other listed exhibits were filed with the Form S-1 Registration Statement (File No. 333-32561) filed with the Commission on July 31, 1997, as amended.





                                     E-1